Exhibit 99.1

American Access Technologies Files Preliminary Proxy Statement for Business Combination with M & I Electric Industries

Keystone Heights, FL – January 3, 2007—(PrimeNewswire)—American Access Technologies, Inc. (NASDAQ: AATK) today announced that it has filed a Preliminary Proxy Statement with the Securities and Exchange Commission in connection with its proposed business combination with M & I Electric Industries, Inc.

The preliminary proxy statement can be obtained by visiting the American Access website at www.aatk.com or the SEC's website at www.sec.gov.

American Access expects to provide a definitive proxy statement and other relevant documents for a special meeting of its stockholders to approve matters related to the transaction in the first quarter of 2007. These materials will contain important information and we caution stockholders to carefully read them before making a decision concerning the transaction.

About American Access Technologies, Inc.

American Access manufactures patented zone cabling and wireless enclosures that mount in ceilings, raised floors, and in custom furniture, for routing of telecommunications cabling, fiber optics and wireless solutions to the office desktop. The Company’s concept of “zone cabling” reduces costs for initial network installation and facilitates moves, adds, changes and upgrades for the network installations of today and tomorrow. Our Omega Metals division manufactures its proprietary products, and also employs state-of-the-art metal fabrication and finishing techniques to public and private companies and U.S. government contractors.

Investor Notice: American Access Technologies, Inc. will file a definitive proxy statement and other documents with the Securities and Exchange Commission relating to the proposed business combination with M&I Electric Industries, Inc. Investors and shareholders are urged to carefully read these documents when they become available because they will contain important information concerning American Access Technologies, Inc., M&I Electric Industries, Inc. and the proposed business combination. A definitive proxy statement will be sent to shareholders of American Access seeking their approval of the transactions contemplated in connection with the business combination. Investors and security holders may obtain a free copy of the definitive proxy statement (when it is available) and other documents containing information about American Access, without charge, at the SEC’s website at http://www.sec.gov. Copies of the American Access proxy statement and the SEC filings that will be incorporated by reference in the proxy statement may also be obtained free of charge by directing a request to Joseph McGuire, CFO of American Access, 6670 Spring Lake Road, Keystone Heights, FL 32656, by calling (352) 473-6673, by e-mail to jmcguire@aatk.com or by accessing its website at http://www.aatk.com.

American Access Technologies, Inc. and its officers and directors may be deemed to be participants in the solicitation of proxies from its stockholders. Information about these persons and a description of their direct or indirect interests, by security holdings or otherwise, can be found in American Access’ Proxy Statement for its 2006 Annual Meeting of Stockholders filed with the SEC, and additional information about such persons may be obtained from the proxy statement related to this transaction when it becomes available.

This announcement shall not constitute an offer to sell or the solicitation of an offer to buy any securities. The securities to be offered have not been registered under the Securities Act of 1933 and may not be offered or sold in the United States absent registration or an applicable exemption from registration.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (the "Act"). Some or all of the results anticipated by these forward-looking statements may not occur and are based on the Company's current expectations and beliefs, and involve risks and uncertainties that could cause actual results to differ materially from those stated or implied by the forward-looking statements. Those risks and uncertainties include, but are not limited to the possibility that American Access may be unable to obtain stockholder or regulatory approvals required in connection with the Proxy Statement and/or the proposed business combination with M & I.